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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 4, 2000


                               BSB BANCORP, INC.
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                        0-17177                    16-1327860
--------------------------------------------------------------------------------
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)                Identification No.)
incorporation)



                  58-68 Exchange Street, Binghamton, New   York 13901
                  ---------------------------------------------------
                  (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (607) 779-2525
                                                    --------------


                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5     Other Events

           On October 4, 2000, BSB Bancorp, Inc. and NBT Bancorp Inc. announced that they had terminated their merger agreement dated as of April 19, 2000 and amended as of May 17, 2000. The reciprocal stock option agreements dated
April 19, 2000 were also terminated and no termination fees will be paid by either party.

           The Termination Agreement is attached hereto as Exhibit 2, and is incorporated by reference herein.

           BSB Bancorp also announced expectations regarding earnings for the third quarter of 2000.

           A copy of the press release regarding the termination of the merger and the earnings expectations is attached at Exhibit 99.



Item 7.    Financial Statements and Exhibits.
           ---------------------------------

     (a)   Not applicable.

     (b)   Pro forma financial information

           Not applicable.

     (c)   Exhibits

            2 Termination Agreement, dated as of October 4, 2000, by and between NBT Bancorp Inc. and BSB Bancorp, Inc.

            99  BSB Bancorp, Inc. Press Release, dated October 4, 2000
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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             BSB BANCORP, INC.
                                             (Registrant)


Date:  October 6, 2000                       By:    /s/ Thomas L. Thorn
                                                    ----------------------------
                                                    Thomas L. Thorn
                                                    Acting President and Chief
                                                    Executive Officer
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                               INDEX TO EXHIBITS

Exhibit No.                           Description
----------                            -----------

2 Termination Agreement, dated as of October 4, 2000, by and between NBT Bancorp Inc. and BSB Bancorp, Inc.

99   BSB Bancorp, Inc. Press Release, dated October 4, 2000